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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   ----------

                                   FORM 8-K

                                Current Report
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 1998
                                                  (January 9, 1998)

                       KATZ DIGITAL TECHNOLOGIES, INC.
            (Exact name of registrant as specified in its charter)

            Delaware                 0-27934                 13-3871120
(State or other jurisdiction of    (Commission            (I.R.S. Employer
 incorporation or organization)    File Number)          Identification No.)

        Twenty-One Penn Plaza
          New York, New York                                    10001
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (212) 594-4800


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                        KATZ DIGITAL TECHNOLOGIES, INC.
                               INDEX TO FORM 8-K
               FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                               JANUARY 23, 1997

                               ITEMS IN FORM 8-K

                                                                          Page
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Facing page

Item 2.           Acquisition or Disposition of Assets.                     3

Item 7.           Financial Statements and Exhibits.                        4


Signatures

Exhibit Index


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Item 2. Acquisition or Disposition of Assets.

General.

      On January 9, 1998, Katz N.Y. Acquisition, Inc., a wholly-owned subsidiary of the Registrant ("KNY"), acquired substantially all of the assets of Speed Graphics, Inc. ("SGI") and DDP, Inc. ("DDP"), an affiliate of SGI, pursuant to an Asset Acquisition Agreement (the "Acquisition Agreement") by and among the Registrant, KNY, SGI, DDP and Mr. Ronald Krivosheiw ("Krivosheiw"), the sole shareholder of SGI and DDP (the "Acquisition"). SGI and DDP shall sometimes be referred to collectively herein as "Speed". Speed, based in New York, New York, provides commercial photo lab, prepress, photo imaging and digital short-run printing services.

Consideration.

      As aggregate consideration for the Acquisition (the "Acquisition Consideration"), Speed received cash in the amount of $9,214,000, 293,848 shares of the Registrant's common stock (the "Shares"), and a promissory note in the principal amount of $2,000,000, with interest payable thereon at an annual rate of 7% and becoming due and payable on February 1, 2001 (the "Note"). Such Acquisition Consideration is subject to adjustment in the event Speed's net worth as of the date of the Acquisition is greater or lesser than $2,904,000.00, all as more fully specified in the Acquisition Agreement.

      Concurrently with the Acquisition, the Registrant entered into a Loan Agreement with the Bank of New York, whereby such lending institution agreed to loan the Registrant (i) $6,000,000.00 in the form of a secured term loan note (the "Term Loan Note") and (ii) $7,000,000.00 in the form of a secured revolving credit facility note (the "Revolving Credit Facility Note"). The Registrant used a portion of such available financing to fund the cash portion of the Acquisition Consideration. Copies of such Loan Agreement, Term Loan Note and Revolving Credit Facility Note are included in this Report as exhibits thereto.

      The Acquisition Consideration was determined by arms-length negotiations between the management of the Registrant and Speed.

Krivosheiw Employment Agreement.

      Concurrently with the Acquisition, Krivosheiw entered into an employment agreement with the Registrant to become Chief Operating Officer of each of the Company and KNY for a period of three years. A copy of such employment agreement is included as a schedule to the Acquisition Agreement which is included in this Report as an exhibit thereto.


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Registration Rights.

      Subject to the requirements of the Acquisition Agreement, Speed was granted the one-time right at any time prior to January 1, 2001 to require the Registrant to use its best efforts to file a registration statement with the Commission and to have such registration statement declared effective to permit the sale of the Shares in the public securities markets. In addition, if at any time prior to January 1, 2001, the Registrant proposes to register any of its securities under the Securities Act of 1933, as amended (the "Act") (other than pursuant to a registration statement on Form S-8, S-4 or similar or successor form), the Acquisition Agreement provides that Speed may require the Registrant to use its best efforts to register the Shares along with the shares being registered by the Registrant to permit the sale or other disposition of the Shares by Speed.

Lock-Up.

      Subject to the provisions of the Acquisition Agreement, Speed agreed that, for so long as Mr. Gary Katz, the Registrant's Chairman and Chief Executive Officer, is subject to the volume limitations of Rule 144 under the Act, Speed will not transfer its interest in the Shares, except with respect to that number of Shares which could be sold at any time or in any period if the provisions of Rule 144(e)(1) under the Act applied to Speed as if the Shares were "restricted securities" as defined in Rule 144(a)(3), notwithstanding that the Shares may have been registered for sale under the Act or that Speed may not be an "affiliate" as defined in Rule 144(a)(1).

Machinery, Equipment and Other Physical Property.

      Certain of the assets owned by Speed prior to the Acquisition included machinery, equipment and other physical property, or leases therefor, that were used for commercial photo lab, prepress, photo imaging and digital short-run printing services. The Registrant intends to continue to use certain of such assets, or maintain certain of such leases, for these purposes. As to the remaining assets for which the Registrant has no present need, the Registrant intends to sell such items in arms length transactions or allow the leases therefor to lapse.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements of the Business Acquired.

      It is impracticable at this time to include herein the financial statements of Speed for the periods specified in Item 310(c)(3) of Regulation S-B. The required financial statements of Speed will be filed under cover of Form 8-K/A as soon as

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practicable, but not later than March 25, 1998, which is sixty (60) days after the date by which this Report on Form 8-K must be filed.

      (b)   Pro Forma Financial Information.

      It is impracticable at this time to include herein the pro forma financial information of the Registrant reflecting the Acquisition. The required pro forma information will be filed under cover of Form 8-K/A as soon as practicable, but not later than March 25, 1998, which is sixty (60) days after the date by which this Report on Form 8-K must be filed.

      (c)  Exhibits.

Exhibit
Number            Description
-------           -----------

2.1*+ Asset Acquisition Agreement by and among the Registrant, Katz N.Y. Acquisition, Inc., Speed
                  Graphics, Inc., DDP, Inc. and Ronald Krivosheiw, with schedules thereto.(P)

4.1* Subordinated Promissory Note of Registrant to Speed Graphics, Inc. (included in Exhibit 2.1 as a schedule thereto.).

4.2*+             Loan Agreement by and among the Registrant, Katz N.Y.
                  Acquisition, Inc., Advanced Digital Services, Inc. and the Bank of New York, with schedules thereto.

4.3* Term Loan Note of Registrant to the Bank of New York (included in Exhibit 4.2 as a schedule thereto.).

4.4* Revolving Credit Loan Note of Registrant to the Bank of New York (included in Exhibit 4.2 as a schedule thereto.).

4.5* Subordination Agreement by and between Speed Graphics, Inc. and the Bank of New York.

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*     Filed herewith
+     Confidential treatment requested as to portions of this Exhibit.
(P) Portions of this Exhibit filed by paper with the Commission pursuant to a hardship exemption.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 23, 1998
                                    KATZ DIGITAL TECHNOLOGIES, INC.



                                    By: /s/ Donald L. Flamm
                                        ------------------------
                                        Donald L. Flamm
                                        Chief Financial Officer and
                                        Vice President - Finance


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                                    Exhibit Index

Exhibit
Number            Description
-------           -----------

2.1*+ Asset Acquisition Agreement by and among the Registrant, Katz N.Y. Acquisition, Inc., Speed Graphics, Inc., DDP, Inc. and Ronald Krivosheiw, with schedules thereto.(P)

4.1* Subordinated Promissory Note of Registrant to Speed Graphics, Inc. (included in Exhibit 2.1 as a schedule thereto.).

4.2*+             Loan Agreement by and among the Registrant, Katz N.Y.
                  Acquisition, Inc., Advanced Digital Services, Inc. and the Bank of New York, with schedules thereto.

4.3* Term Loan Note of Registrant to the Bank of New York (included in Exhibit 4.2 as a schedule thereto.).

4.4* Revolving Credit Loan Note of Registrant to the Bank of New York (included in Exhibit 4.2 as a schedule thereto.).

4.5*              Subordination Agreement by and between Speed Graphics, Inc.
                  and the Bank of New York.

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*     Filed herewith
+     Confidential treatment requested as to portions of this Exhibit.
(P) Portions of this Exhibit filed by paper with the Commission pursuant to a hardship exemption.